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                                                                    EXHIBIT 23.3


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Broadband Parent Corporation on Form S-4 of our report dated January 26, 2001 (April 9, 2001 as to the third paragraph of Note 10), appearing in the Proxy Statement/Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Proxy Statement/Prospectus.

/s/ DELOITTE & TOUCHE LLP

Atlanta, Georgia

April 13, 2001